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Irwin Home Equity Loan Backed Notes
Series 1999-2
Remittance Date:     10/15/1999

Series: 1999-2










                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregate
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.48000%   $ 48,372,432.48    $ 220,900.77  $ 1,476,381.51   $ 1,697,282.28    $ 46,896,050.97
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.56000%     15,828,387.67       73,338.20      474,565.51       547,903.70      15,353,822.16
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          3,418,386.48            0.00            0.00             0.00       4,204,679.76
Totals                  $ 174,919,206.63    $ 906,064.80  $ 1,950,947.02   $ 2,857,011.82   $ 173,754,552.89
LIBOR                                           5.38000%
Actual Number of Interest Accrual Days:               30

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                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate           Ending
Class        Note              Distribution     Distribution      Distribution          Note
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 27.5959160      $  4.1289864      $ 31.7249025     $    876.5617004
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     27.2738797         4.2148389        31.4887186          882.4035726
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
Total     $178,200,000.00

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                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $   832,514.61    $ 292,339.13    $ 1,124,853.74
  High LTV Mortgage Loans                   467,525.58      268,046.50        735,572.08
  Home Equity Mortgage Loans                357,330.36       22,202.77        379,533.13
  30 Year Maturity Mortgage Loans             7,658.67        2,089.86          9,748.53
Interest Collections                      1,435,987.67      409,039.83      1,845,027.50
  High LTV Mortgage Loans                 1,013,592.81      290,864.05      1,304,456.86
  Home Equity Mortgage Loans                343,305.73       93,506.03        436,811.76
  30 Year Maturity Mortgage Loans            79,089.13       24,669.75        103,758.88
Collections                               2,268,502.28      701,378.96      2,969,881.24
  High LTV Mortgage Loans                 1,481,118.39      558,910.55      2,040,028.94
  Home Equity Mortgage Loans                700,636.09      115,708.80        816,344.89
  30 Year Maturity Mortgage Loans            86,747.80       26,759.61        113,507.41
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 2,346.51        1,794.44          4,140.96
Periodic Advance                             65,548.97       17,033.45         82,582.42
  less Servicing Fees                        67,720.77       18,884.96         86,605.73
  less Periodic Advance Repayment            59,291.06       17,916.20         77,207.26
Amount to be Transferred to the
 Trustee Collection Amount                2,209,385.93      683,405.69      2,892,791.63


FEE SUMMARY
Premium for the Policy                       27,806.76        7,922.58         35,729.34
Indenture Trustee Fee                           470.76          132.12            602.88

Excess Spread                               603,532.20      182,208.67        785,740.87

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    2,695,384.89      723,001.59      3,418,386.48
Beginning Overcollat. Deficiency Amount   7,104,615.11    2,076,998.41      9,181,613.52
Additional Principal Distribution Amount    604,066.90      182,226.38        786,293.28
Ending Overcollateralization Amount       3,299,451.79      905,227.97      4,204,679.76
Ending Overcollat. Deficiency Amount      6,500,548.21    1,894,772.03      8,395,320.24

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount             1,476,381.51      474,565.51      1,950,947.02
  Base Principal Distribution Amount        872,314.61      292,339.13      1,164,653.74
  Additional Principal Distribution Amt     604,066.90      182,226.38        786,293.28


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               705,261.61      200,803.20        906,064.80
Note Principal                            1,476,381.51      474,565.51      1,950,947.02

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      39,800.00            0.00         39,800.00
  High LTV Mortgage Loans                    39,800.00            0.00         39,800.00
  Home Equity Mortgage Loans                      0.00            0.00              0.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  136,167,282.67     38,751,371.55    174,918,654.22
  High LTV Mortgage Loans                91,257,363.70     25,840,418.52    117,097,782.22
  Home Equity Mortgage Loans             33,730,795.03      9,565,547.49     43,296,342.52
  30 Year Maturity Mortgage Loans        11,179,123.94      3,345,405.54     14,524,529.48

Ending Pool Balance                     135,294,968.06     38,459,032.42    173,754,000.48
  High LTV Mortgage Loans                90,750,038.12     25,572,372.02    116,322,410.14
  Home Equity Mortgage Loans             33,373,464.67      9,543,344.72     42,916,809.39
  30 Year Maturity Mortgage Loans        11,171,465.27      3,343,315.68     14,514,780.95

Beginning # of Mortgage Loans                    3,821               820             4,641
  High LTV Mortgage Loans                        2,743               642             3,385
  Home Equity Mortgage Loans                       993               167             1,160
  30 Year Maturity Mortgage Loans                   85                11                96

Ending # of Mortgage Loans                       3,805               816             4,621
  High LTV Mortgage Loans                        2,734               638             3,372
  Home Equity Mortgage Loans                       986               167             1,153
  30 Year Maturity Mortgage Loans                   85                11                96

Weighted Average Mortgage Interest Rate        12.803%           12.466%           12.729%


PREFUNDING ACCOUNT SUMMARY

Beginning Account Balance                23,184,673.36      7,043,066.05     30,227,739.41
Reinvestment Earnings                       107,713.33         32,721.27        140,434.60
Less:
 Subsequent Mortage Loans Purchased      23,184,138.66      7,043,048.34     30,227,187.00
 Transfers to the Trustee Collect.Acct          534.70             17.71            552.41
 Transfers to the Capitalized Int. Acct     107,713.33         32,721.27        140,434.60
Ending Account Balance                            0.00              0.00              0.00


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginning Account Balance                                                       966,621.63
Reinvestment Earnings                                                             4,480.78
Transfers from Prefunding Account                                               140,434.60
Less Transfers to Transferor                                                  1,111,537.01
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                                0.00


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DELINQUENCY SUMMARY
                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           48                 6                 6             0             18
  Home Equity Mortgage Loans                         9                 1                 1             0              7
  30 Year Maturity Mortgage Loans                    4                 0                 0             0              0
 Total Group I                                      61                 7                 7             0             25

 Group II
  High LTV Mortgage Loans                            4                 0                 0             0              1
  Home Equity Mortgage Loans                         2                 0                 0             0              0
  30 Year Maturity Mortgage Loans                    1                 0                 0             0              0
 Total Group II                                      7                 0                 0             0              1

Total Group I and Group II
  High LTV Mortgage Loans                           52                 6                 6             0             19
  Home Equity Mortgage Loans                        11                 1                 1             0              7
  30 Year Maturity Mortgage Loans                    5                 0                 0             0              0
Grand Total                                         68                 7                 7             0             26


                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO   Foreclosures

Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                   957,087.88        142,924.16        199,845.91          0.00     586,415.26
  Home Equity Mortgage Loans                249,799.74         60,294.65         25,300.00          0.00     191,055.95
  30 Year Maturity Mortgage Loans           638,755.97              0.00              0.00          0.00           0.00
 Total Group I                            1,845,643.59        203,218.81        225,145.91          0.00     777,471.21

 Group II
  High LTV Mortgage Loans                   107,100.71              0.00              0.00          0.00      33,000.00
  Home Equity Mortgage Loans                105,819.20              0.00              0.00          0.00           0.00
  30 Year Maturity Mortgage Loans           330,271.32              0.00              0.00          0.00           0.00
 Total Group II                             543,191.23              0.00              0.00          0.00      33,000.00

Total Group I and Group II
  High LTV Mortgage Loans                 1,064 188.59        142,924.16        199,845.91          0.00     619,415.26
  Home Equity Mortgage Loans                355,618.94         60,294.65         25,300.00          0.00     191,055.95
  30 Year Maturity Mortgage Loans           969,027.29              0.00              0.00          0.00           0.00
Grand Total                               2,388,834.82        203,218.81        225,145.91          0.00     810,471.21
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